                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------

In re: FASTNET Corp            Case No.   03-23143
       ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               IN RE: FASTNET CORP
                                    DEBTORS.
                                  FASTNET CORP.
                                CASE NO. 03-23143

                          REPORTING PERIOD: JULY, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                                                                               Case No. 03-23143
        ------------                                                                                    Reporting Period: July, 2003
Debtors.
                                                      FASTNET CORP.
                                                 MONTHY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                                     --------------------
Signature of Debtor                                                                                             Date

---------------------------------------------------------------------------                                     --------------------
Signature of Joint Debtor                                                                                       Date

/s/ Ward Schultz                                                                                                      17-Nov-03
---------------------------------------------------------------------------                                     --------------------
Signature of Authorized Individual*                                                                             Date

Ward Schultz                                                                                        Chief Financial Officer
---------------------------------------------------------------------------                   --------------------------------------
Printed Name of Authorized Individual                                                                 Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
        ------------                                Reporting Period: July, 2003
Debtors.

                                  FASTNET CORP.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   1,879,439.00  $   938,507.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------
Collection of Accounts Receivable               $   2,192,588     $ 3,353,370
--------------------------------------------------------------------------------
Asset Sale Proceeds
--------------------------------------------------------------------------------
Other (Credit Card)                             $     346,784     $   565,840
--------------------------------------------------------------------------------
TOTAL RECEIPTS                                  $   2,539,372     $ 3,919,209
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                    $     910,477     $ 1,220,035
--------------------------------------------------------------------------------
Travel and Entertainment                        $      11,106     $    35,999
--------------------------------------------------------------------------------
Insurance                                       $      23,393     $    43,040
--------------------------------------------------------------------------------
Utilities                                       $     996,823     $ 1,070,942
--------------------------------------------------------------------------------
Occupancy                                       $     109,439     $   109,439
--------------------------------------------------------------------------------
Suppliers                                                                  --
--------------------------------------------------------------------------------
G&A                                             $      93,067     $   103,757
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                             $   2,144,305     $ 2,583,211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET CASH FLOW                                   $     395,067     $ 1,335,998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   2,274,506     $ 2,274,506
--------------------------------------------------------------------------------

* BEGINNING CASH INCLUDES $297,546 OF RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $ 2,144,304.98
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $ 2,144,304.98
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                                Case No. 03-23143
       ------------                                                                   Reporting Period: July 1, 2003 - July 31, 2003
Debtors.

                                                      FASTNET CORP.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                FIRST      FIRST
                                UNION      UNION                        BANK ACCOUNTS
                              OPERATING    CREDIT    SILICON                AMBLER   CORP               PETTY     NA
                                DIP        CARD      VALLEY      HSBC *     DEBIT    DEBIT     HUDSON    CASH  SOVEREIGN    TOTAL
                              ------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              1,742,171   23,419    17,446      297,546        12      129    184,909   1,165    7,708   2,274,506
                              ------------------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------------------
BANK BALANCE                   1,934,348       --     5,243      297,546        12      387    184,909   1,165    7,708   2,431,317
                              ------------------------------------------------------------------------------------------------------
  Plus: Deposits In Transit                23,186    14,472                                                                  37,658
                              ------------------------------------------------------------------------------------------------------
  Less: Outstanding Checks       192,176      324     2,089                             257                                 194,846
                              ------------------------------------------------------------------------------------------------------
  Other: Adjustment                           557      (180)                                                                    377
                              ------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              1,742,171   23,419    17,446      297,546        12      129    184,909   1,165    7,708   2,274,506
------------------------------------------------------------------------------------------------------------------------------------

* BANK ACCOUNT HSBC REPRESENTS RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                      Page 4 of 12

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------                                 Reporting Period: July, 2003
Debtors.
                                  FASTNET CORP.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                       JULY       FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $  2,429,119    $  4,053,968
Cost of Sales                                         1,674,932       2,793,675
                                                   -----------------------------
  GROSS MARGIN                                     $    754,187    $  1,260,293

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $    152,907    $    290,149
  G&A Payroll Expenses                                  396,653         653,559
  Occupancy Expenses                                     56,766          94,405
  Bankruptcy Expenses                                   294,604         380,719
  General and Administrative Expenses                   248,431         591,726
  Depreciation and Amortization                         429,502         836,061
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $  1,578,863    $  2,846,620
                                                   -----------------------------
  Operating Income (Loss)                          $   (824,676)   $ (1,586,326)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $      3,693    $     99,172
  Interest Income                                        (1,976)         (7,620)
  Other                                                     912           1,499
  Impairment Charge                                          --      18,599,239
                                                   -----------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES           $      2,629    $ 18,692,290

Provision for Income Taxes                                   --              --
                                                   -----------------------------
NET INCOME BEFORE REORGANIZATION ITEMS             $   (827,305)   $(20,278,617)
--------------------------------------------------------------------------------

REORGANIZATION ITEMS:
Professional Fees                                  $    284,604    $    369,469
U.S. Trustee Quarterly Fee                               10,000          11,250
Interest Earned on Accumulated Cash from Ch.11
Gain (Loss) From Sale of Equipment
Other Reorganization Expenses
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    294,604    $    380,719

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
Debtors.                                            Reporting Period: July, 2003

                                  FASTNET CORP.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                OF MONTH CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  1,976,960
  Restricted Cash                                                       297,546

  Accounts Receivable                                                 8,607,492
  Less: Allowance for doubtful accounts                               2,137,053
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                           6,470,439

  Prepaid and Other Current Assets                                    1,363,458

  Property and Equipment, net                                         6,446,881
  Intangible Assets, net                                              1,894,945
  Other Assets                                                          797,676
                                                                   -------------
    TOTAL ASSETS                                                   $ 19,247,905
                                                                   -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                OF MONTH CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    870,402
  Other Accrued Liabilities                                           1,950,986
  Deferred Revenue                                                    6,234,349
                                                                   -------------
                                                                      9,055,737

  Other Liabilities                                                      90,829
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    9,146,566

    DUE TO SUBSIDIARY                                                 8,520,881

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                        3,611,555
  Priority Debt                                                         297,686
  Unsecured Debt                                                     19,516,562
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   23,425,803

STOCKHOLDERS' EQUITY:
  Common Stock                                                       78,434,584
  Deferred Compensation                                                 (29,895)
  Note Receivable                                                       (75,880)
  Accumulated deficit                                               (98,746,902)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (21,845,345)

                                                                   -------------
    TOTAL LIABILITIES AND EQUITY                                   $ 19,247,905
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                      Case No. 03-23143
       -------------                                                        Reporting Period: July 1, 2003 - July 31, 2003
Debtors.
                                                      FASTNET CORP.
                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              ---------------------------------------------------------------
                                                CURRENT       31-60        61-90       91-120      OVER 120      BALANCE
--------------------------------------------------------------------------------------------------------------------------
Accounts Payable                              $  664,185   $   44,747   $       --   $       --   $      219   $  709,151
--------------------------------------------------------------------------------------------------------------------------
Wages Payable                                 $  195,530           --           --           --           --   $  195,530
--------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                 $   21,992   $    9,864   $    6,463   $   14,253           --   $   52,573
--------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                      $  115,360   $    9,676   $       --   $       --   $       --   $  125,036
--------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                     $   26,514   $    6,098   $    2,981   $      622   $       --   $   36,214
--------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                                                                    $       --
--------------------------------------------------------------------------------------------------------------------------
Professional Fees                             $       --   $       --   $       --   $       --   $       --   $       --
--------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                             --           --           --           --           --   $       --
--------------------------------------------------------------------------------------------------------------------------
Other:                                                --           --           --           --           --   $       --
--------------------------------------------------------------------------------------------------------------------------
Other:                                                --           --           --           --           --   $       --
--------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $1,023,581   $   70,385   $    9,444   $   14,875   $      219   $1,118,504
--------------------------------------------------------------------------------------------------------------------------
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                                      Page 7 of 12

                                   UNITED STATES BANKRUPTCY COURT
                                  EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                     Case No. 03-23143
       ------------                                        Reporting Period: July 1, 2003 - July 31, 2003
Debtors.

                                            FASTNET CORP.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

---------------------------------------------------------------------------------------------------------
                          BEGINNING    AMOUNT
                             TAX      WITHHELD    AMOUNT                           CHECK NO.   ENDING TAX
                          LIABILITY  OR ACCRUED    PAID            DATE PAID        OR EFT      LIABILITY
---------------------------------------------------------------------------------------------------------
FEDERAL
=========================================================================================================
Withholding                $ 14,253   $102,492   $ 102,492    7/1, 7/15, 7/29/03   EFT - ADP    $ 14,253
---------------------------------------------------------------------------------------------------------
FICA - Employee            $     --   $ 58,459   $  58,459    7/1, 7/15, 7/29/04   EFT - ADP    $     --
---------------------------------------------------------------------------------------------------------
FICA - Employer            $ 21,501   $ 44,403   $  58,459    7/1, 7/15, 7/29/05   EFT - ADP    $  7,445
---------------------------------------------------------------------------------------------------------
Unemployment               $     58   $     43   $      89    7/1, 7/15, 7/29/06   EFT - ADP    $     12
---------------------------------------------------------------------------------------------------------
Income
---------------------------------------------------------------------------------------------------------
Other:
---------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES     $ 35,812   $205,397   $ 219,500    $               --   $      --    $ 21,709
---------------------------------------------------------------------------------------------------------
STATE AND LOCAL
=========================================================================================================
Withholding                           $ 32,302   $  32,302    7/1, 7/15, 7/29/06   EFT - ADP    $     --
---------------------------------------------------------------------------------------------------------
Sales                      $ 22,489   $ 14,344   $   6,292          7/1//03         34297       $ 30,542
---------------------------------------------------------------------------------------------------------
Excise
---------------------------------------------------------------------------------------------------------
Unemployment               $    950   $    590   $   1,359    7/1, 7/15, 7/29/06   EFT - ADP    $    181
---------------------------------------------------------------------------------------------------------
Real Property
---------------------------------------------------------------------------------------------------------
Personal Property
---------------------------------------------------------------------------------------------------------
Other:OPT                  $    130   $     10   $      --                                      $    140
---------------------------------------------------------------------------------------------------------
           State Corp
---------------------------------------------------------------------------------------------------------
            Local
---------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL   $ 23,569   $ 47,246   $  39,952                                      $ 30,863
---------------------------------------------------------------------------------------------------------
Total Taxes                $ 59,381   $252,644   $ 259,451                                      $ 52,573
---------------------------------------------------------------------------------------------------------

                                            Page 8 of 12

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------               Reporting Period: July 1, 2003 - July 31, 2003
Debtors.
                                  FASTNET CORP.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 9,182,218
------------------------------------------------------------------  ------------
+ Amounts billed during the period                                  $ 3,527,987
------------------------------------------------------------------  ------------
- Amounts collected during the period                               $ 2,192,588
------------------------------------------------------------------  ------------
+ Adjustments (Credit Memos, Debit Memos, journal entries)          $(1,332,544)
------------------------------------------------------------------  ------------
+ Other Adjustments                                                 $  (578,339)
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 8,606,733
------------------------------------------------------------------  ------------

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $ 1,899,653
------------------------------------------------------------------  ------------
31 - 60 days old                                                    $ 1,100,728
------------------------------------------------------------------  ------------
61 - 90 days old                                                    $   231,754
------------------------------------------------------------------  ------------
91+ days old                                                        $ 5,374,598
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                           $ 8,606,733
------------------------------------------------------------------  ------------
Amount considered uncollectable (Bad Debt)                          $ 2,137,053
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 6,469,680
------------------------------------------------------------------  ------------

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------                                 Reporting Period: July, 2003
Debtors.

                                  FASTNET CORP.
                              DEBTOR QUESTIONNAIRE
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1   Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
2   Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
3   Have any prepetition taxes been paid
    during the reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
4   Have all postpetition tax returns been
    timely filed?
    If no, provide an explanation below.                              x
-------------------------------------------------------             -----  -----
5   Are any postpetition real estate taxes
    past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
6   Are any postpetition state or federal
    income taxes past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
7   Are any postpetition payroll taxes past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
8   Are any other postpetition taxes past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
9   Are any amounts owed to postpetition
    creditors past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
10  Have any postpetition loans been received
    by the debtor from any party?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
11  Have any payments been made on prepetition
    liabilities this reporting period?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
12  Are any wage payments past due?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----
13  Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?
    If yes, provide an explanation below.                                    x
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INSURANCE
-------------------------------------------------------             -----  -----
1   Are workers compensation, general liability
    and other necessary insurance coverages in\
    effect?
    If no, provide an explanation below.                              x
-------------------------------------------------------             -----  -----
2   Are all premium payments paid current?
    If no, provide an explanation below.                              x
-------------------------------------------------------             -----  -----
3   Please itemize policies below.
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




INSURANCE POLICIES
----------------------------------------------------------------------------------------------------------------------------
                                                                   PERIOD         PAYMENT
             TYPE OF POLICY                      CARRIER           COVERED        AMOUNT             FREQUENCY
----------------------------------------------------------------------------------------------------------------------------
    Workman's Compensation (PA)              Eastern Alliance  9/1/02 to 8/31/03   22,009.00  Initial downpayment, 877
                                             Insurance Co.                                    plus 6 payments of $3,522
----------------------------------------------------------------------------------------------------------------------------
    Management Liablitiy                     AON Risk           2/7/03 - 2/6/03   370,840.00  2 payments each of
                                             Services                                         $185,420
----------------------------------------------------------------------------------------------------------------------------
    Workman's Compensation (NY)              New York State    9/1/02 to 8/31/03   14,335.93  Initial downpayment, 3,538.99
                                             Insurance Fund                                   plus 9 payments of 1,199.66
----------------------------------------------------------------------------------------------------------------------------
    Propery, General Liability, EBL, E&O,
    RICL, Business Auto, Umbrell Liability,  The Boothby      12/1/02 - 11/30/03  223,230.34  Downpayment $54,827.65
    Crime, Fiduciary, Employ. Practices      Group                                            plus 9 payments of $18,711.41
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
       ------------                                 Reporting Period: July, 2003
Debtors.

                                  FASTNET CORP.
                        US TRUSTEE QUARTERLY FEE SCHEDULE
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------

                 TOTAL QUARTERLY DISBURSEMENTS             FEE SCHEDULE
================================================================================
             $       --             $    14,999.99         $    250.00
--------------------------------------------------------------------------------
                 15,000.00               74,999.99              500.00
--------------------------------------------------------------------------------
                 75,000.00              149,999.99              750.00
--------------------------------------------------------------------------------
                150,000.00              224,999.99            1,250.00
--------------------------------------------------------------------------------
                225,000.00              299,999.99            1,500.00
--------------------------------------------------------------------------------
                300,000.00              999,999.99            3,750.00
--------------------------------------------------------------------------------
              1,000,000.00            1,999,999.99            5,000.00
--------------------------------------------------------------------------------
              2,000,000.00            2,999,999.99            7,500.00
--------------------------------------------------------------------------------
              3,000,000.00            4,999,999.99            8,000.00
--------------------------------------------------------------------------------
              5,000,000.00                                   10,000.00
--------------------------------------------------------------------------------

* QUARTERLY FEES MUST BE MAILED WITH THE PROPER TRANSMITTAL FORM TO:
                              United States Trustee
                             Post Office Box 198246
                             Atlanta, Georgia 30384

                                   UNITED STATES BANKRUPTCY COURT
                                  EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                       Case No. 03-23143
       ------------                                                                            Reporting Period: July, 2003
Debtors.

                                                 FASTNET CORP.
                                                  CHECK LIST
                                              ($ IN REAL NUMBERS)

---------------------------------------------------------------------------------------------------------------------------
       CONTACT INFO.                                 TASK                                        STATUS
---------------------------------------------------------------------------------------------------------------------------
                 PHONE                                             Unpaid
 PERSON / TITLE  NUMBER        CashRcDs   BnkRec   SO    BS   PPT    PPD    AR   DQ            Notes / Comments
===========================================================================================================================
Liz Wildman      610-266-6700     x         x       x     x    x     x       x    x
                 ext:2014
